UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 23, 2015

Chemung Financial Corporation
(Exact Name of Registrant as Specified in Charter)

New York	0-13888	16-1237038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Chemung Canal Plaza, P.O. Box 1522, Elmira, NY 14901
(Address of Principal Executive Offices) (Zip Code)

(607) 737-3711
(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 23, 2015, Chemung Financial Corporation (NASDAQ: CHMG) issued a press release describing its results of operations for the three month period ended March 31, 2015.

The press release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

99.1 Press Release of Chemung Financial Corporation dated April 23, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 23, 2015	Chemung Financial Corporation
	By:	/s/ KARL F. KREBS Karl F. Krebs Executive Vice President, Chief Financial Officer and Treasurer